UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2016

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code:	(978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05.	Costs Associated With Exit or Disposal Activities

SeaChange International, Inc. (“SeaChange”) has implemented cost-saving actions with respect to its Timeline Labs operations (“TLL”). While SeaChange continues to use the TLL software and service TLL’s clients, SeaChange has implemented a reduction in force at TLL and authorized a restructuring of TLL (including a possible winding-down of operations). These actions are anticipated to result in annualized cost savings of approximately $6 million after the actions are complete. SeaChange notified impacted employees on February 11 and 12, 2016.

SeaChange anticipates that these actions will result in restructuring and severance charges of approximately $1 million in the first quarter of fiscal 2017 and a non-cash charge in the fourth quarter of fiscal 2016 of approximately $6.2 million with respect to an impairment of intangibles associated with TLL. These expenses will not be included in SeaChange’s non-GAAP operating results.

SeaChange is currently evaluating the impact of these actions and related circumstances to determine whether there will be any impairment of its goodwill. SeaChange will disclose the results of its findings in its Annual Report on Form 10-K.

Any statements contained in this Current Report on Form 8-K that do not describe historical facts, including without limitation statements regarding anticipated expenses (cash and non-cash) and cost savings, a restructuring of TLL, the manner of reporting of these expenses, and the evaluation of a goodwill impairment, including the timing of the disclosure thereof, are neither promises nor guarantees and may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements contained herein are based on current assumptions and expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations. Information on factors that could cause actual results to differ from those anticipated is detailed in various publicly available documents made by the Company from time to time with the Securities and Exchange Commission, including but not limited to, those appearing under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed on April 7, 2015. Any forward-looking statements should be considered in light of those factors. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak as of the date they are made. The Company disclaims any obligation to publicly update or revise any such statements to reflect any change in Company expectations or events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results may differ from those set forth in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Anthony Dias
Anthony Dias, Chief Financial Officer, Senior Vice President Finance and Administration, and Treasurer

Dated: February 17, 2016